Exhibit 99.1

INDEX TO SPECIAL PURPOSE STATEMENTS OF REVENUES AND DIRECT EXPENSES

Page

Granite City Food & Brewery

Independent Auditor’s Report.....................................................................................................................................1

Special Purpose Financial Statements

Special Purpose Statements of Revenues and Direct Expenses for the fiscal years ended December 25, 2018 and December 26, 2017 (audited) and the three quarters ended September 24, 2019 (unaudited)3

Notes to Special Purpose Statements of Revenues and Direct Expenses...............................................................4

INDEPENDENT AUDITOR’S REPORT

BBQ Holdings, Inc.

Minneapolis, MN

Report on the Special Purpose Financial Statements

We have audited the accompanying special purpose  statements of revenues and direct expenses of Granite City Food & Brewery,  a business of BBQ Holdings, Inc., for the years ended December 25, 2018 and December 26, 2017, and the related notes to the special purpose  financial statements.

Management's Responsibility for the Special Purpose Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose  ﬁnancial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of special purpose  ﬁnancial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the special purpose ﬁnancial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose ﬁnancial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose ﬁnancial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the special purpose ﬁnancial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the special purpose  ﬁnancial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the eﬀectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of signiﬁcant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose ﬁnancial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the ﬁnancial statements, the accompanying ﬁnancial statements have been prepared for the purposes of presenting the revenues and direct expenses of Granite City Food & Brewery,  a business of BBQ Holdings, Inc., and are not intended to be a complete presentation of the ﬁnancial position, results of operations or cash ﬂows of Granite City Food & Brewery,  a business of BBQ Holdings, Inc.  Our opinion is not modiﬁed with respect to this matter.

Opinion

In our opinion, the special purpose ﬁnancial statements referred to above present fairly, in all material respects, the revenues and direct expenses of Granite City Food & Brewery,  a business of BBQ Holdings, Inc., for the years ended December 25, 2018 and December 26, 2017, in accordance with accounting principles generally accepted in the United States of America.

/s/ Schechter, Dokken, Kanter, Andrews & Selcer, Ltd.

Minneapolis, MN

May 22, 2020

GRANITE CITY FOOD & BREWERY

SPECIAL PURPOSE STATEMENTS OF REVENUES AND DIRECT EXPENSES

	Three Quarters Ended	Fiscal Years Ended
	September 24, 2019 (unaudited)	December 25, 2018	December 26, 2017
Revenue:
Restaurant revenue	$52,638,708	$73,627,937	$73,814,219

Costs of sales
Food, beverage and retail	14,121,176	19,136,302	19,432,863
Labor	18,628,637	24,736,096	24,969,072
Direct restaurant operating	9,580,688	12,135,467	11,474,151
Occupancy	3,703,564	6,498,222	6,581,852
Cost of sales and occupancy	46,034,065	62,506,087	62,457,938

Depreciation and amortization expenses	2,880,371	3,748,002	4,113,731
Pre-opening expenses	—	—	23,288
Loss on disposal of assets	3,954	52,192	36,152
Total costs and expenses	48,918,390	66,306,281	66,631,109
Operating revenue over direct expense before interest expense	3,720,317	7,321,656	7,183,110

Interest expense	(2,273,337)	(1,469,531)	(1,416,886)

Net revenue over direct expense	$1,446,980	$5,852,125	$5,766,224

The accompanying notes are an integral part of these financial statements.

GRANITE CITY FOOD & BREWERY LTD.
NOTES TO SPECIAL PURPOSE STATEMENTS OF REVENUES AND DIRECT EXPENSES

1.Business Description and Basis of Presentation

Business Description and Sale of Granite City Food & Brewery restaurants

Granite City Food & Brewery Ltd. (the “Company”) developed and operated two casual dining concepts: Granite City Food & Brewery® (“Granite City”) and Cadillac Ranch All American Bar & Grill®.  The Company also owned and operated a centralized beer production facility which facilitated the initial stages of its brewing process.  The product created at this beer production facility was then transported to the fermentation vessels at each of the Company’s Granite City restaurants where the brewing process was completed.

On February 11, 2020, the Company conducted a U.S. Bankruptcy Code Section 363 Auction and selected BBQ Acquisition, Inc., a Minnesota corporation and wholly-owned subsidiary of BBQ Holdings, Inc. as the successful bidder for the assets associated with the Granite City restaurants.  On February 13, 2020, the Company signed an Asset Purchase Agreement, dated February 11, 2020, by and between the Company and BBQ Acquisition, Inc. to purchase certain assets and liabilities of the Company for a purchase price of $3,650,000.  The sale was approved by the Bankruptcy Court at a hearing on February 21, 2020.  On March 9, 2020 (the “Close Date”), BBQ Acquisitions, Inc. closed on the sale which included 18 Granite City restaurants and the beer production facility (“GC”).

Basis of Presentation

GC has not historically been accounted for as a separate entity, subsidiary or division of the Company but was integrated as part of the Company’s consolidated financial statements.  Additionally, stand-alone financial statements related to GC have not been prepared previously as the Company’s financial system was not designed to provide complete financial information of GC.  Pursuant to a letter dated April 23, 2020 from the staff of the Division of Corporate Finance (the “Division”) of the SEC, the Division stated that it would not object to the substitution of the audited Statements of Revenues and Direct Expenses for fiscal years 2018 and 2017 and unaudited Statements of Revenue and Direct Expenses for the first three quarters of fiscal year 2019 for GC in lieu of the full financial statements required by Rule 3-05 of Regulation S-X.  Such statements include:

•	Audited Special Purpose Statements of Revenues and Direct Expenses for fiscal year ended December 26, 2017
•	Audited Special Purpose Statements of Revenues and Direct Expenses for fiscal year ended December 25, 2018
•	Unaudited Special Purpose Statement of Revenues and Direct Expenses for the three quarters ended September 24, 2019

These financial statements have been prepared from the accounting records maintained by the Company.

Revenues and expenses included in the accompanying financial statements are directly attributable to GC. Direct expenses include cost of goods sold, labor, occupancy, depreciation, and other operating expenses.  Interest expense is related to interest expense on capital leases for the GC properties under capital leases.  Indirect expenses, including interest on debt, income taxes, and corporate overhead expense allocations cannot be practically allocated to GC for these functions.  As a result, such costs have been excluded for the accompanying financial statements.

The accompanying financial statements are not indicative of the financial conditions or results of operations of GC going forward due to the omission of various expenses.  Future results of operations and financial position could differ materially from the historical results presented herein.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (“COVID-19”) as a pandemic. As a result, public health measures were taken to minimize exposure to the virus. These measures, some of which are government-mandated, have been implemented globally resulting in a dramatic decrease in economic activity. “Stay-at-home” orders, with the exception of conducting certain essential functions, quarantines, travel restrictions and other governmental restrictions to reduce the spread of COVID-19 have had an adverse impact on GC’s business.  The full impact of the COVID-19 outbreak continues to evolve as of the date of this report.  Should the existence of the COVID-19 pandemic continue for an extended period, future business operations, including the results of operations, will be significantly affected.

Balance sheets, statements of cash flows and statements of stockholders’ equity are not presented as BBQ Acquisitions, Inc. did not acquire all of the assets nor assume all of the liabilities of the Company, and the preparation of such financial information is not practical given the nature of the limited amount of information available specifically related to GC.

2.Summary of Significant Accounting Policies

Fiscal year

The Company utilized a 52/53-week fiscal year ending on the last Tuesday in December for financial reporting purposes.  Fiscal year 2018 ended on December 25, 2018 and fiscal year 2017 ended on December 26, 2017.  Fiscal years 2018 and 2017 each consisted of 52 weeks.  The three quarters of fiscal year 2019 ended September 24, 2019 and consisted of 39 weeks.

Interim financial information

The statement of revenues and direct expenses for the three quarters ended September 24, 2019 and the related notes are unaudited and, in the opinion of management, reflect all adjustments necessary for a fair presentation of the financial statements and related notes for the interim period presented.  The results of this interim period are not necessarily indicative of results to be expected for any future period.

Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting periods.  Significant estimates include estimates related to depreciable assets useful lives and gift card liabilities.  Actual results could differ from these estimates.

Right-of-use assets and liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (“ASU 842”), which superseded ASU 840, Leases.  Under this new guidance, at the lease commencement date, a lessee recognizes a ROU and lease liability, which is initially measured at the present value of the future lease payments. For income statement purposes, a dual model was retained for lessees, requiring leases to be classified as either operating or finance leases. Under the operating lease model, lease expense is recognized on a straight-line basis over the lease term. Under the finance lease model, interest on the lease liability is recognized separately from amortization of the right-of-use asset. The new guidance was effective for the Company’s fiscal year 2019.  The Company elected the package of practical expedients permitted under the transition guidance within the new standard, which among other things, allowed it to carryforward the historical lease classification.  In addition, the Company elected certain practical expedients and accounting policies including the lessee practical expedient to not separate lease components.  The Company also made an accounting policy election to keep leases with an initial term of 12 months or less off the balance sheet. The Company recognized those lease payments in the statements of revenues and direct expenses on a straight-line basis over the lease term.

The Company elected to use the effective date as its date of initial application.  Consequently, financial information was not updated and the disclosures required under the new standard was not provided for dates and periods before December 26, 2018.

Depreciation

The Company recorded property and equipment at cost and depreciated it over the estimated useful lives of the assets.  Leasehold improvements were depreciated over the term of the related lease or the estimated useful life, whichever was shorter.  Depreciation and amortization of assets were computed on the straight-line method for financial reporting purposes.  The estimated useful lives are as follows:

Computer hardware and software	3 - 5 years
Furniture and restaurant equipment	3 - 8 years
Brewery equipment	20 years
Building and leasehold improvements	10 - 30 years

Revenue recognition

Revenue was derived from the sale of prepared food, beverage and select retail items.  Revenue was recognized at the time of sale and reported on the Company’s statements of revenue and direct expenses net of sales taxes collected.  Revenue derived from gift card sales was recognized at the time the gift card was redeemed.

Cost of revenues

Cost of revenues included purchasing cost of food, beverage and retail merchandise, labor, occupancy, depreciation, and various direct restaurant operating expenses.

3.Leases

GC had operating and finance leases for restaurant properties with remaining lease terms of up to 38 years, inclusive of options to extend.  In particular some of GC’s leases included options to extend such leases for up to five five-year options.  As of the Close Date, the Company operated nine restaurants under finance (capital) lease agreements and nine under operating ROU lease agreements.  Under certain of the leases, the Company was required to pay additional contingent rent based upon restaurant sales.  Contingent rent was $181,194, $263,080 and $215,093 for the first three quarters of 2019, fiscal year 2018 and fiscal year 2017, respectively.

4.Subsequent events

The Company evaluated for the occurrence of subsequent events through the issuance date of these financial statements. No other recognized or non-recognized subsequent events occurred that require recognition or disclosure in these financial statements except as noted below.

On February 11, 2020, the Company conducted a U.S. Bankruptcy Code Section 363 Auction and selected BBQ Acquisition, Inc., a Minnesota corporation and wholly-owned subsidiary of BBQ Holdings, Inc. as the successful bidder for the assets associated with the Granite City restaurants.  On February 13, 2020, the Company signed an Asset Purchase Agreement, dated February 11, 2020, by and between the Company and BBQ Acquisition, Inc. to purchase certain assets and liabilities of the Company for a purchase price of $3,650,000.  The sale was approved by the Bankruptcy Court at a hearing on February 21, 2020.  On March 9, 2020, BBQ Acquisitions, Inc. closed on the sale which included 18 Granite City restaurants and the beer production facility.

In March 2020, the World Health Organization declared the outbreak COVID-19 as a pandemic. As a result, public health measures were taken to minimize exposure to the virus. These measures, some of which are government-mandated, have been implemented globally resulting in a dramatic decrease in economic activity. “Stay-at-home” orders, with the exception of conducting certain essential functions, quarantines, travel restrictions and other governmental restrictions to reduce the spread of COVID-19 have had an adverse impact on GC’s business.  The full impact of the COVID-19 outbreak continues to evolve as of the date of this report. Should the existence of the COVID-19 pandemic continue for an extended period, future business operations, including the results of operations, will be significantly affected.